Exhibit 99.1

UNAUDITED PRO FORMA FINANCIAL STATEMENTS AND OTHER DATA

The following unaudited pro forma financial statements present our unaudited pro forma balance sheet as of June 30, 2018, unaudited pro forma statement of income for the year ended December 31, 2017, and unaudited pro forma statement of income for the six months ended June 30, 2017 and June 30, 2018. The unaudited pro forma statements of income have been developed by applying pro forma adjustments to our historical statements of income to give effect to the Pivotal and W Energy Acquisitions, as if these transactions had occurred on January 1, 2017.

The unaudited pro forma balance sheet has been developed by applying pro forma adjustments to our historical balance sheet to give effect to the Pivotal and W Energy Acquisitions, as if these transactions had occurred on June 30, 2018.

The unaudited pro forma financial statements are for illustrative and informational purposes only and are not intended to represent or be indicative of what our results of operations would have been had the above transactions occurred as of or on the dates indicated. The unaudited pro forma financial statements also should not be considered representative of our future results of operations and do not give effect to the Refinancing.

The pro forma adjustments related to the Pivotal and W Energy Acquisitions are based on preliminary estimates, accounting judgments and currently available information and assumptions that management believes are reasonable and are subject to change. Accordingly, these pro forma adjustments are preliminary and have been made solely for the purpose of providing these unaudited pro forma financial statements. Differences between these preliminary estimates and the final acquisition accounting may occur and these differences could be material. The differences, if any, could have a material impact on the accompanying unaudited pro forma financial statements and our future results of operations.

NORTHERN OIL AND GAS, INC.

UNAUDITED PRO FORMA BALANCE SHEET

(in thousands)

(unaudited)

	As of June 30, 2018
	Historical Northern Oil and Gas, Inc.	Historical W Energy	Pro Forma W Energy Acquisition Adjustments		Pro Forma Pivotal Acquisition Adjustments		Pro Forma Combined
	(in thousands)
Assets
Current Assets:
Cash and Cash Equivalents	$200,924	$1,590	$(101,590)	(a), (c)	$(60,600)	(b)	$40,324
Accounts Receivable, Net	68,273	10,042	(10,042)	(c)	—		68,273
Advances to Operators	416	—	—		—		416
Prepaid Expenses and Other Current Assets	5,585	391	(391)	(c)	—		5,585
Due from Affiliates	—	104	(104)	(c)	—		—
Income Tax Receivables	785	—	—		—		785

Total Current Assets	275,983	12,127	(112,127)		(60,600)		115,383

Oil and Natural Gas Properties, Full Cost Method of Accounting:
Proved Properties	2,754,033	155,970	137,949	(a), (d)	149,193	(b)	3,197,145
Unproved Properties	1,830	—	—		—		1,830
Other Property and Equipment	963	4	(4)	(c)	—		963
Less Accumulated Depreciation, Depletion, Amortization and Impairment	(2,155,813)	(20,946)	20,946	(d)	—		(2,155,813)

Oil and Natural Gas Properties, Net	601,013	135,028	158,891		149,193		1,044,125

Other Assets:
Deferred Income Taxes	785	—	—		—		785
Other Noncurrent Assets, Net	5,302	—	—		—		5,302

Total Assets	$883,083	$147,155	$46,764		$88,593		$1,165,595

Liabilities and Stockholders’ Equity (Deficit)/Members’ Capital
Current Liabilities:
Accounts Payable	$92,176	$10,260	$(10,260)	(c)	$—		$92,176
Accrued Expenses	5,917	—	—		—		5,917
Accrued Interest	4,860	—	—		—		4,860
Derivative Instruments	43,645	—	—		—		43,645
Debt Exchange Derivative	10,923	—	—		—		10,923
Asset Retirement Obligations—Current Portion	483	—	—		—		483

Total Current Liabilities	158,004	10,260	(10,260)		—		158,004

Long-Term Liabilities:
Long-term debt, net	834,768	9,000	(9,000)	(c)	—		834,768
Derivative instruments	28,611	—	—		—		28,611
Asset retirement obligations, net of current portion	9,400	318	(318)	(c)	—		9,400
Other noncurrent liabilities	120	—	—		—		120

Total Liabilities	1,030,903	19,578	(19,578)		—		1,030,903

Stockholders’ Equity (Deficit)/Members’ Capital:
Preferred stock, par value $.001; 5,000,000 authorized, no shares outstanding	—	—	—		—		—
“Common stock, par value $.001; 450,000,000 authorized, 375,725,746 shares outstanding”	294	—	56	(a)	26	(b)	376
Additional paid-in capital	886,041	—	193,863	(a)	88,567	(b)	1,168,471
Members’ Capital	—	127,577	(127,577)	(c)	—		—
Accumulated deficit	(1,034,155)	—	—		—		(1,034,155)

Total Stockholders’ Equity/Members’ Capital	(147,820)	127,577	66,342		88,593		134,692

Total Liability and Stockholders’ Equity (Deficit)/Members’ Capital	$883,083	$147,155	$46,764		$88,593		$1,165,595

The accompanying notes are an integral part of these financial statements.

NORTHERN OIL AND GAS, INC.

UNAUDITED PRO FORMA INCOME STATEMENT

(in thousands)

(unaudited)

	For the Year Ended December 31, 2017
	Historical Northern Oil and Gas	Historical Pivotal(g)	Pivotal Acquisition Adjustments		Historical W Energy	W Energy Acquisition Adjustment		Northern Oil and Gas Combined Pro Forma
	(in thousands)
Revenues
Oil and Gas Sales	$223,963	$50,047	$—		$35,496	$—		$309,506
Gain (Loss) on Derivative Instruments, Net	(14,667)	—	—		—	—		(14,667)
Other Revenue	23	—	—		—	—		23

Total Revenues	209,319	50,047	—		35,496	—		294,862

Operating Expenses
Production Expenses	49,733	12,206	—		9,252	—		71,191
Production Taxes	20,604	4,309	—		2,894	—		27,807
General and Administrative Expense	18,988	—	—		2,577	—		21,565
Depletion, Depreciation, Amortization and Accretion	59,500	—	21,142	(e)	8,237	12,629	(f)	101,508

Total Expenses	148,825	16,515	21,142		22,960	12,629		222,071

Income (Loss) from Operations	60,494	(229,305)	(21,142)		12,536	(12,629)		72,791

Other Income and Expense
Interest Expense, Net of Capitalization	(70,286)	—	—		—	—		(70,286)
Write-off of Debt Issuance Costs	(95)	—	—		—	—		(95)
Loss on the Extinguishment of Debt	(993)	—	—		—	—		(993)
Other Income (Expense)	116	—	—		46	—		162

Total Other Income (Expense)	(71,258)	—	—		46	—		(71,212)

Income (Loss) Before Income Taxes	(10,764)	33,532	(21,142)		12,582	(12,629)		1,579
Income Tax Benefit	(1,570)	—	—		—	—		(1,570)

Net (Loss) Income	$(9,194)	$33,532	$(21,142)		$12,582	$(12,629)		$3,149

	For the Six Months Ended June 30, 2018
	Historical Northern Oil and Gas	Historical Pivotal(g)	Pivotal Acquisition Adjustments			Historical W Energy	W Energy Acquisition Adjustment			Northern Oil and Gas Combined Pro Forma
	(in thousands)
Revenues
Oil and Gas Sales	$195,928	$30,217	$—			$41,416	$—			$267,561
Gain (Loss) on Derivative Instruments, Net	(62,474)	—	—			—	—			(62,474)
Other Revenue	5	—	—			—	—			5

Total Revenues	133,459	30,217	—			41,416	—			205,092

Operating Expenses
Production Expenses	27,037	4,964	—			9,089	—			41,090
Production Taxes	18,054	2,757	—			2,430	—			23,241
General and Administrative Expense	4,918	—	—			1,158	—			6,076
Depletion, Depreciation, Amortization and Accretion	41,227	—	10,163	(e	)	9,680	6,035	(f	)	67,105

Total Expenses	91,236	7,721	10,163			22,357	6,035			137,512

Income (Loss) from Operations	42,223	22,496	(10,163)			19,059	(6,035)			67,580

Other Income and Expense
Interest Expense, Net of Capitalization	(45,510)	—	—			(76)	—			(45,586)
Write-off of Debt Issuance Costs	—	—	—			—	—			—
Loss on the Extinguishment of Debt	(90,833)	—	—			—	—			(90,833)
Other Income (Expense)	538	—	—			—	—			538

Total Other Income (Expense)	(135,805)	—	—			(76)	—			(135,881)

Income (Loss) Before Income Taxes	(93,582)	22,496	(10,163)			18,983	(6,035)			(68,301)
Income Tax Benefit	—	—	—			—	—			—

Net (Loss) Income	$(93,582)	$22,496	$(10,163)			$18,983	$(6,035)			$(68,301)

The accompanying notes are an integral part of these financial statements.

NORTHERN OIL AND GAS, INC.

UNAUDITED PRO FORMA INCOME STATEMENT

(in thousands)

(unaudited)

	For the Six Months Ended June 30, 2017
	Historical Northern Oil and Gas	Historical Pivotal(g)	Pivotal Acquisition Adjustments			Historical W Energy	W Energy Acquisition Adjustments			Northern Oil and Gas Combined Pro Forma
	(in thousands)
Revenues
Oil and Gas Sales	$97,229	$27,730	$—			$14,336	$—			$139,295
Gain (Loss) on Derivative Instruments, Net	33,474	—	—			—	—			33,474
Other Revenue	16	—	—			—	—			16

Total Revenues	130,719	27,730	—			14,336	—			172,785

Operating Expenses
Production Expenses	23,812	7,790	—			3,665	—			35,267
Production Taxes	8,901	2,520	—			1,180	—			12,601
General and Administrative Expenses	7,926	—	—			1,170	—			9,096
Depletion, Depreciation, Amortization, and Accretion	26,511	—	11,875	(e	)	2,046	7,482	(f	)	47,914

Total Expenses	67,150	10,310	11,875			8,061	7,482			104,878

Income (Loss) from Operations	63,569	17,420	(11,875)			6,275	(7,482)			67,907

Other Income and Expense
Interest Expense, Net of Capitalization	(32,732)	—	—			—	—			(32,732)
Write-off of Debt Issuance Costs	(95)	—	—			—	—			(95)
Loss on the Extinguishment of Debt	—	—	—			—	—			(993)
Other Income (Expense)	—	—	—			—	—			—

Total Other Income (Expense)	(32,827)	—	—			—	—			(32,827)

Income (Loss) Before Taxes	30,742	17,420	(11,875)			6,275	(7,482)			35,080
Income Tax Benefit	—	—	—			—	—			—

Net Income (Loss)	$30,742	$17,420	$(11,875)			$6,275	$(7,482)			$35,080

The accompanying notes are an integral part of these financial statements.

NOTE 1. BASIS OF PRO FORMA PRESENTATION

These financial statements present our unaudited pro forma balance sheet as of June 30, 2018, unaudited pro forma statement of operations for the year ended December 31, 2017 and unaudited pro forma statement of operations for the six months ended June 30, 2018 and 2017. These unaudited statements have been developed by applying pro forma adjustments to our historical financial statements to give effect to the Pivotal and W Energy Acquisitions.

The unaudited pro forma financial statements were prepared in accordance with Regulation S-X Article 11 of the Securities and Exchange Commission.

The pro forma adjustments related to the purchase price allocation of the Pivotal and W Energy Acquisitions are preliminary and are subject to revisions as additional information becomes available. Revisions to the preliminary purchase price allocation may have a significant impact on the pro forma amounts of depreciation, depletion, amortization and accretion expense and impairment for full cost ceiling limitation. The pro forma adjustments related to the Pivotal and W Energy Acquisitions reflect the fair values of the assets as of September 17, 2018. The pro forma adjustments related to these acquisitions do not necessarily reflect the fair values that would have been recorded if the applicable acquisition had occurred on January 1, 2017 or June 30, 2018.

The unaudited pro forma financial statements should be read together with our historical financial statements and the related notes as of and for the year ended December 31, 2017 and the six months ended June 30, 2018 and 2017, the historical statements of revenues and direct operating expenses for the Pivotal Acquisition for the year ended December 31, 2017, and the six months ended June 30, 2018 and 2017, and the historical financial statements and related notes for the W Energy Acquisition as of and for the years ended December 31, 2017 and 2016, and the six months ended June 30, 2018 and 2017.

The pro forma financial information presented reflects events directly attributable to the Pivotal and W Energy Acquisitions and certain assumptions that we believe are reasonable. The pro forma financial information is not necessarily indicative of financial results that would have been attained had the Pivotal and W Energy Acquisitions occurred on the date indicated or which could be achieved in the future. The pro forma adjustments are based on currently available information and certain estimates and assumptions. However, our management believes that the assumptions provide a reasonable basis for presenting the significant effects of the transaction as contemplated and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma financial statements.

NOTE 2. PRO FORMA ADJUSTMENTS AND ASSUMPTIONS

The accompanying unaudited pro forma combined financial statements reflect the following pro forma adjustments:

(a)

Represents the preliminary purchase price allocation for the W Energy Acquisition of $100.0 million in cash and 56,371,899 shares of our common stock valued as of September 17, 2018 at $3.44 (the closing price) per share for total consideration of $293.9 million. The shares will be subject to a limited lock-up over a 13-month post-closing period, which includes a mechanism for potential additional consideration if our common stock trades below certain price targets. The price targets range from $3.49 to $3.79 per share.

(b)

Represents the preliminary purchase price allocation for the Pivotal Acquisition of $60.6 million in cash and 25,753,578 shares of our common stock valued as of September 17, 2018 at $3.44 (the closing price) per share for total consideration of $149.2 million. The shares will be subject to a limited lock-up over a 13-month post-closing period, which includes a mechanism for potential additional consideration if our common stock trades below certain price targets. The price targets range from $3.10 to $3.40 per share.

(c)	Represents the elimination of historical assets, liabilities, and members’ capital related to the W Energy Acquisition that we are not acquiring or assuming.

(d)

Represents the elimination of the historical W Energy Acquisition proved oil and natural gas properties of $156.0 million and related accumulated depreciation, depletion, amortization, and accretion of $20.9 million, which was offset by the preliminary purchase price allocation for the W Energy Acquisition of $293.9 million, which was recorded as proved oil and natural gas properties.

(e)

Represents the increase in depreciation, depletion, amortization, and accretion expense computed on a unit of production basis following the preliminary purchase price allocation to proved oil and natural gas properties, as if the Pivotal Acquisition was consummated on January 1, 2017.

(f)

Represents the increase in depreciation, depletion, amortization, and accretion expense computed on a unit of production basis following the preliminary purchase price allocation to proved oil and natural gas properties, as if the W Energy Acquisition was consummated on January 1, 2017.

(g)	Represents the historical revenues and direct operating expenses of the Pivotal Acquisition.

NOTE 3. SUPPLEMENTAL PRO FORMA COMBINED OIL AND NATURAL GAS RESERVE AND STANDARDIZED MEASURE INFORMATION (UNAUDITED)

The following unaudited supplemental pro forma oil and natural gas reserve tables present how the combined oil and natural gas reserves and standardized measure information of the Company, the Pivotal Acquisition, and the W Energy Acquisition may have appeared had the Pivotal and W Energy Acquisitions occurred on January 1, 2017. The supplemental pro forma combined oil and natural gas reserves and standardized measure information are for illustrative purposes only.

All of the reserves are located in the United States. Reserve estimates are based on the following:

(a) For the Company’s Historical Results: as reported in our Annual Report on Form 10-K for the year ended December 31, 2017, based upon a reserve report prepared by the independent petroleum engineers as of December 31, 2017;

(b) For the Pivotal Acquisition Historical Results: as reported in its audited statement of revenues and direct operating expenses and related footnotes for the year ended December 31, 2017, based upon a reserve report prepared by the independent petroleum engineers as of December 31, 2017;

(c) For the W Energy Acquisition Historical Results: as reported in its audited financial statements and related footnotes for the years ended December 31, 2017 and 2016, based upon a reserve report prepared by their internal petroleum engineers as of December 31, 2017;

Numerous uncertainties are inherent in estimating quantities and values of proved reserves and in projecting future rates of production and the amount and timing of development expenditures, including many factors beyond the property owner’s control. Reserve engineering is a subjective process of estimating the recovery from underground accumulations of oil and natural gas that cannot be measured in an exact manner. The accuracy of any reserve estimate is a function of the quality of available data and of engineering and geological interpretation and judgment. Because all reserve estimates are to some degree subjective, the quantities of oil and gas that are ultimately recovered, production and operating costs, the amount and timing of future development expenditures and future oil and gas sales prices may each differ from those assumed in these estimates. In addition, different reserve engineers may make different estimates of reserve quantities and cash flows based upon the same available data. The standardized measure shown below represents an estimate only and should not be construed as the current market value of the estimated oil and natural gas reserves reported below.

The pro forma estimates of proved reserves presented below include only those quantities of oil and natural gas that geologic and engineering data demonstrate with reasonable certainty to be recoverable in future periods from known reservoirs under existing economic, operating and regulatory practices. Proved developed reserves represent only those reserves estimated to be recovered through existing wells. Proved undeveloped reserves include those reserves that may be recovered from new wells on undrilled acreage or from existing wells on which a relatively major expenditure for recompletion or secondary recovery operation is required.

The following tables provide a summary of the changes in estimated proved reserves for the year ended

December 31, 2017, as well as pro forma proved developed and proved undeveloped reserves as of the beginning and end of the year, giving effect to the Pivotal Acquisition and W Energy Acquisitions as if they had occurred on January 1, 2017. The pro forma standardized measure does not include future income taxes attributable to the Pivotal and W Energy Acquisitions as both entities are considered pass-through entities for tax purposes.

Estimated Pro Forma Combined Quantities of Proved Reserves

(in thousands)

	Historical Northern Oil and Gas
	Natural Gas	Oil
	(MMcf)	(MBbl)	MBOE
Proved Developed and Undeveloped Reserves at December 31, 2016	46,832	46,275	54,081

Acquisitions of reserves	—	—	—
Revisions of Previous Estimates	8,839	890	2,363
Extensions, Discoveries and Other Additions	27,637	20,184	24,790
Production	(5,188)	(4,537)	(5,402)

Proved Developed and Undeveloped Reserves at December 31, 2017	78,120	62,812	75,832

Proved Developed Reserves:
December 31, 2016	32,808	32,245	37,713

December 31, 2017	46,518	38,592	46,345

Proved Undeveloped Reserves:
December 31, 2016	14,024	14,030	16,368

December 31, 2017	31,602	24,220	29,487

	Historical Pivotal Acquisition
	Natural Gas	Oil
	(MMcf)	(MBbl)	MBOE
Proved Developed and Undeveloped Reserves at December 31, 2016	5,866	5,702	6,680

Acquisitions of reserves	363	104	165
Revisions of Previous Estimates	4,518	754	1,507
Extensions, Discoveries and Other Additions	—	—	—
Production	(1,706)	(995)	(1,279)

Proved Developed and Undeveloped Reserves at December 31, 2017	9,041	5,565	7,072

Proved Developed Reserves:
December 31, 2016	5,866	5,702	6,680

December 31, 2017	9,041	5,565	7,072

Proved Undeveloped Reserves:
December 31, 2016	—	—	—

December 31, 2017	—	—	—

	Historical W Energy Acquisition
	Natural Gas	Oil
	(MMcf)	(MBbl)	MBOE
Proved Developed and Undeveloped Reserves at December 31, 2016	4,272	1,330	2,042

Acquisitions of reserves	16,632	10,023	12,795
Revisions of Previous Estimates	54	14	23
Extensions, Discoveries and Other Additions	3,228	2,153	2,691
Production	(1,650)	(582)	(857)

Proved Developed and Undeveloped Reserves at December 31, 2017	22,536	12,938	16,694

Proved Developed Reserves:
December 31, 2016	4,272	1,330	2,042

December 31, 2017	19,308	10,785	14,003

Proved Undeveloped Reserves:
December 31, 2016	—	—	—

December 31, 2017	3,228	2,153	2,691

	Northern Oil and Gas Combined Pro Forma
	Natural Gas	Oil
	(MMcf)	(MBbl)	MBOE
Proved Developed and Undeveloped Reserves at December 31, 2016	56,970	53,307	62,803

Acquisitions of reserves	16,995	10,127	12,960
Revisions of Previous Estimates	13,411	1,658	3,893
Extensions, Discoveries and Other Additions	30,865	22,337	27,481
Production	(8,544)	(6,114)	(7,538)

Proved Developed and Undeveloped Reserves at December 31, 2017	109,697	81,315	99,598

Proved Developed Reserves:
December 31, 2016	42,946	39,277	46,435

December 31, 2017	74,867	54,942	67,420

Proved Undeveloped Reserves:
December 31, 2016	14,024	14,030	16,368

December 31, 2017	34,830	26,373	32,178

Pro Forma Combined Standardized Measure of Discounted Future Net Cash Flows

(in thousands)

	As of December 31, 2017
	Historical Northern Oil and Gas	Historical Pivotal Acquisition	Historical W Energy Acquisition	Northern Oil and Gas combined Pro forma
Future Cash Inflows	$3,143,604	$297,879	$648,643	$4,090,126
Future Production Costs	(1,265,525)	(141,448)	(233,791)	(1,640,764)
Future Development Costs	(409,360)	(14,675)	(57,217)	(481,252)
Future Income Tax Expense	(27,476)	—	—	(27,476)

Future Net Cash Flows	1,441,243	141,756	357,635	1,940,634

10% Annual Discount for Estimated Timing of Cash Flows	(687,257)	(49,542)	(183,833)	(920,632)

Standardized Measure of Discounted Future Net Cash Flows	$753,986	$92,214	$173,802	$1,020,002

Pro Forma Combined Changes in the Standardized Measure of Discounted Future Net Cash Flows

(in thousands)

	As of December 31, 2017
	Historical Northern Oil and Gas	Historical Pivotal Acquisition	Historical W Energy Acquisition	Northern Oil and Gas combined Pro forma
Standard measure, beginning of year	$379,026	$62,616	$20,929	$462,571
Sales of oil and natural gas produced, net of production costs	(153,626)	(33,533)	(23,350)	(210,509)
Extensions and discoveries	217,146	—	28,019	245,165
Previously estimated development costs incurred	46,834	2,590	—	49,424
Net change of prices and production costs	216,217	27,236	2,594	246,047
Change in future development costs	(34,754)	3,174	—	(31,580)
Revisions of previous quantity estimates	28,915	19,789	231	48,935
Accretion of discount	37,942	6,262	14,631	58,835
Change in income taxes	(3,617)	—	—	(3,617)
Acquisition of reserves	—	2,329	133,213	135,542
Changes in timing and other	19,903	1,751	(2,465)	19,189

Standard measure, end of year	$753,986	$92,214	$173,802	$1,020,002